PSS WORLD MEDICAL®

FORTUNE®
AMERICA'S MOST
2007 ADMIRED COMPANIES

PSS World Medical Investor Day Conference June 5, 2007 Jacksonville, Florida Exhibit 99.3

Gary A. Corless Chief Operating Officer Investor Day Conference June 5, 2007 Jacksonville, Florida

CHECK OUT THE
NEW TOP 10
FORTUNE
MARCH 19, 2007 $4.99
AMERICA'S
MOST ADMIRED
COMPANIES
What it takes to build a great reputation. For companies
better all the time. (PAGE 88)
No. 1
General Electric
CEO Immelt wins for being green and garnering greenbacks.
No. 2
STARBUCKS
Founder Schultz created the ultimate people company. (PAGE 125)
No. 3
TOYOTA MOTOR
Now America's best automaker. (PAGE 98)
No. 4
BERKSHIRE HATHAWAY
Warren Buffett's rules for giving away money. (PAGE 126)
No. 5
SOUTHWEST AIRLINES
Gaining altitude with low fares and reliable growth.
No. 6
FEDEX
Scores big in service and innovation.
No. 7
APPLE
iPods ... Macs ... superstores ... enough said. (PAGE 107)
No. 8
GOOGLE
No. 1 on our 100 Best Companies To Work For list.
No. 9
JOHNSON & JOHNSON
Great brands. Steady performance. Terrific operators.
No. 10

24. Wholesalers: health care

2006/2005			SCORE
1	2	[illegible]	7.66
2	7	PSS World Medical	7.16
3	1	Henry Schein	[illegible]

PSS WORLD MEDICAL®

PSS

GULF SOUTH

MEDICAL SUPPLY

Execution

I. Our Customer and Our Mission II. Key Strategies

Our Customer

FP
15.0%
79,994
GP
2.0%
12,666
IM
21.0%
113,604
OB/GYN
7.0%
36,722
PED.
10.0%
55,645
CARDIO
3.0%
18,188
ORTHO
3.3%
20,186
SURGERY
5.0%
27,267
OTHER
33.7%
185,871

Office Based Physicians in PSS Market 550,143

PSS Value Proposition
Moderate
Strong
IDN, IHN
Large
Practices
11+ Doctor
Offices
6 - 10 Doctor
Offices
3 - 5 Doctor
Offices
1 - 2 Doctor
Offices

PSS Value Proposition

Strengthen Our Physicians
•
Solutions
– 700 + Sales Professionals
•
Innovative Products
– Preferred Channel for New & Established Manufacturers
•
Services
– 700 Sales Professionals + 400+ Delivery Professionals

Key Strategies

Business Business Clinical Clinical Maximizing Solutions

Our H.I.T. Offering
Big Solutions to Big Problems
• Insurance Administrative
Nightmare
• Insurance Administrative
Nightmare
• Get our doctors:
– Paid More
– Paid Faster
– Less Hassle
• Get our doctors:
– Paid More
– Paid Faster
– Less Hassle
Big Problem Big Solution
Big Problem Big Solution

• Inefficiency of ordering,
re-ordering and managing
inventory
• Inefficiency of ordering,
re-ordering and managing
inventory
Big Problem Big Solution
Big Problem Big Solution
Our H.I.T. Offering
Big Solutions to Big Problems

Customer & Sales Rep Productivity
Smartscan: Progress Report
Smartscan:
• Over 2,100 customers have Smartscan
• $928 average order size placed on Smartscan
– Compared to:
• $519 average order placed with MyPSS.com
• $454 average order placed on ICON (Sales rep ordering
technology)

• Inefficient Practice
and
Paper Records
• Inefficient Practice
and
Paper Records
&
EMR & Practice
Management
&
EMR & Practice
Management
Big Problem Big Solutions
Big Problem Big Solutions
Our H.I.T. Offering
Big Solutions to Big Problems

PSS WORLD MEDICAL®

Our Brand

Select™

medical products

Take Control Of Our Own Destiny Take Control Of Our Own Destiny

•
Compensation Alignment
- Commission Plan Change
(30% Differential)
- 40% of Leader Bonus
•
Compensation Alignment
- Commission Plan Change
(30% Differential)
- 40% of Leader Bonus
• New Tools
- Real Time Cross Reference
• New Tools
- Real Time Cross Reference
•
Expanded Offering •
Expanded Offering

Other Key Strategies • Diagnostic Solutions – Reagent Focus, Blitz Campaigns, Gross Roots Training • Rx – Combine Direct Marketing & Largest Sales Force

Skilled Nursing
Home Care
SNF
HHA
HSP
HME
Yellow = Maintain Customer Satisfaction and Profitability
Green = Future Investment Area

Customer Focus

• Sales Professionals (125) • Technology • Formulary • Clinical • Logistical Strengthening Eldercare Through Solutions

Key Strategies

Home Care HHA & Hospice

Our Home Care Offering
Sales Professionals
– Training Campaign (HHA 101, 201)
– Launch & Blitz
Technology
– GS Online
– SmartScan Ordering & Inventory Management
– Robust Reporting (Cost & Utilization Reports, Delivery Reports, etc.)
Formulary
– Designed to Achieve Clinical & Business Goals
– Promotes Treatment & Inventory Consistency
– Guaranteed 99% Fill Rate

Our Home Care Offering
Clinical
– Skilled Product Assistance through Partnerships with
Manufacturers
– Staff Training through Continuing Education Materials
Logistical
– Multiple Delivery Options (Bulk, Patient Specific, Patient
Home Delivery, etc.)
– Specialized Customer Service

Our Brand

PSS WORLD MEDICAL®

Select™

medical products

Take Control Of Our Own Destiny Take Control Of Our Own Destiny

• Innovation - Products and Packaging by Clinical Specialists • Compensation - Enhanced Gross Profit - Incentive Travel, Cash Awards, Prizes - Leaders Bonus

• System Tools - Real Time Cross Reference - Opportunity Report • Expanded Offering

Other Key Strategies
•
Expanded Sales Coverage
– Sales Reps & Sales Associates
– Sales Rep Bench
•
Skilled Nursing Facility
– Launch New Marketing Program
– SmartScan Ordering & Inventory Management
– ProClaim Part B Solution

Execution